SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                             FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

              Date of Report:  July 10, 1996


                         GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

Delaware                 1-6961                    16-0442930
(State or other       (Commission              (IRS Employer
 jurisdiction          File Number)           Identification No.)
 of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234

         (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code (703) 284-6000

ITEM 5.  OTHER EVENTS

       In conformity with the requirements of the Integrated Disclosure system, Gannett Co., Inc. ("Gannett") has elected to file this Report on Form 8-K certain exhibits and certain information required under Article 11 of regulation S-X in connection with the sale of the Company's outdoor advertising business to Outdoor Systems, Inc. The Company announced that it has entered into an agreement to sell its outdoor advertising business. A press release announcing this transaction is attached as an exhibit and is incorporated in this report by reference.


ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Pro forma financial information.

   (1) Unaudited pro forma consolidated condensed balance sheet as of March 31, 1996 and the unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 (filed as an exhibit hereto).

(c) Exhibits.

    See Exhibit Index for list of exhibits.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                GANNETT CO., INC.



Dated:   July 10, 1996

By:        /s/Thomas L. Chapple
           -----------------------
                Thomas L. Chapple,
                Senior Vice President,
                General Counsel and Secretary

                           Exhibit Index


Exhibit
Number    Title or Description
- -----     --------------------
  99-1 Unaudited pro forma consolidated condensed balance sheet as of March 31, 1996 and the unaudited pro forma consolidated condensed statements of earnings for the year ended
          December 31, 1995 and the three month period ended March 31, 1996.

  99-2    Press release dated July 9, 1996.

  99-3    Asset Purchase Agreement.